EXHIBIT 99.1

Hain Celestial Receives Nasdaq Extension and Lender Waiver and Extension of Credit Facility

Lake Success, NY, June 15, 2017-The Hain Celestial Group, Inc. (Nasdaq: HAIN), a leading organic and natural products company with operations in North America, Europe and India providing consumers with A Healthier Way of Life™, today announced it has received a waiver and extension of certain obligations under its unsecured credit facility from its lenders until June 22, 2017. This relates to the delivery of certain financial information under the credit facility, including the Company's audited financial statements for its fiscal year 2016 and financial statements for the first, second and third quarters of fiscal year 2017. The extension will enable the Company to be compliant with its credit facility reporting obligations while it works to complete the filing of its Annual Report on Form 10-K for its fiscal year ended June 30, 2016, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, its Quarterly Report on Form 10-Q for the quarter ended December 31, 2016 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 (collectively, the "Outstanding Reports"). This waiver and extension of the credit facility supports the extension granted by the Nasdaq Hearings Panel to the Company to file its periodic reports with the Securities and Exchange Commission and regain Nasdaq listing compliance by June 30, 2017. Pursuant to the Company’s press release issued on June 14, 2017, the Company will conduct a conference call to discuss its financial results on Thursday, June 22, 2017 at 8 AM Eastern Time. It also expects to file its Annual Report on Form 10-K for the year ended June 30, 2016, as well as its Quarterly Reports on Form 10-Q for the first three quarters of fiscal 2017 on that day.

The Hain Celestial Group, Inc.
The Hain Celestial Group (Nasdaq: HAIN), headquartered in Lake Success, NY, is a leading organic and natural products company with operations in North America, Europe and India. Hain Celestial participates in many natural categories with well-known brands that include Celestial Seasonings®, Earth's Best®, Ella's Kitchen®, Terra®, Garden of Eatin'®, Sensible Portions®, Health Valley®, Arrowhead Mills®, MaraNatha®, SunSpire®, DeBoles®, Casbah®, Rudi's Organic Bakery®, Hain Pure Foods®, Spectrum®, Spectrum Essentials®, Imagine®, Almond Dream®, Rice Dream®, Soy Dream®, WestSoy®, The Greek Gods®, BluePrint®, FreeBird®, Plainville Farms®, Empire®, Kosher Valley®, Yves Veggie Cuisine®, Europe's Best®, Cully & Sully®, New Covent Garden Soup Co.®, Johnson's Juice Co.®, Farmhouse Fare®, Hartley's®, Sun-Pat®, Gale's®, Robertson's®, Frank Cooper's®, Linda McCartney®, Lima®, Danival®, Happy®, Joya®, Natumi®, GG UniqueFiber®, Tilda®, JASON®, Avalon Organics®, Alba Botanica®, Live Clean® and Queen Helene®. Hain Celestial has been providing A Healthier Way of Life™ since 1993. For more information, visit www.hain.com.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

Safe Harbor Statement
Certain statements contained in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events, and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as "plan", "continue", "expect", "anticipate", "intend", "predict", "project", "estimate", "likely", "believe", "might", "seek", "may", "remain", "potential", "can", "should", "could", "future" and similar expressions, or the negative of those expressions. These forward-looking statements include the Company's beliefs or expectations relating to (i) the filing of the Form 10-K, the First Quarter Form 10-Q, the Second Quarter Form 10-Q and the Third Quarter Form 10-Q and (ii) regaining Nasdaq listing compliance. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results to be materially different from any future results expressed or implied by such forward-looking statements. Such factors include a material delay in the Company's financial reporting, including the possibility that the Company will not be able to file its Form 10-K, First Quarter Form 10-Q, Second Quarter Form 10-Q and Third Quarter Form 10-Q by June 15, 2017 or regain Nasdaq listing compliance, the possibility that one or more material weaknesses in the Company's internal control over financial reporting may be identified, the possibility that errors may be identified, which may be material, whether investors should no longer rely upon previously issued financial statements, and the risk that the Company may need to restate its financial statements. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity and achievements of the Company, and neither the Company nor any person assumes responsibility for the accuracy and completeness of these statements.

Contact:
Pat Conte/Mary Anthes
The Hain Celestial Group, Inc.
516-587-5000

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com